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                                                                    Exhibit 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-KSB, into the Company's previously filed Registration Statement File Nos. 333-05163 and 333-44695.

New York, New York                                   ARTHUR ANDERSEN LLP
April 15, 1998